Exhibit 99.1

News Release

Athene Holding Ltd. Announces
Any-and-All Tender Offers by Athene Global Funding

Hamilton, Bermuda – September 6, 2022 –
Athene Holding Ltd. (“Athene”) announced today that Athene Global Funding (the “Issuer”) (i) with respect to Series 2022-6, has commenced its offer to purchase (the “Series 2022-6 Offer”) $500,000,000 aggregate principal amount of its Series 2022-6 3.205% senior secured medium term notes due 2027 (the “Series 2022-6 Notes”) and (ii) with respect to Series 2020-5, has commenced its offer to purchase (the “Series 2020-5 Offer” and, together with the Series 2022-6 Offer, the “Offers”) $650,000,000 aggregate principal amount of its Series 2020-5 2.450% senior secured medium term notes due 2027 (the “Series 2020-5 Notes” and, together with the Series 2022-6 Notes, the “Notes”).
“The first-of-its kind tender offer for a Funding Agreement Backed Note (“FABN”) reflects our belief that secondary market spreads for certain previously-issued FABN’s do not accurately represent Athene’s strong credit metrics, or the recent material improvements in our credit ratings, including an upgrade from Fitch to A+ and the addition of an A1 rating from Moody’s,” said Grant Kvalheim, President of Athene Holding.
The Series 2022-6 Offer and the Series 2020-5 Offer are two separate offers. The procedures for tendering the Series 2022-6 Notes in the Series 2022-6 Offer and tendering the Series 2020-5 Notes in the Series 2020-5 Offer are separate.
These Offers are made upon the terms and subject to the conditions set forth in separate offers to purchase, each dated September 6, 2022 (as may be amended or supplemented from time to time, each, an “Offer to Purchase”), and their accompanying notices of guaranteed delivery (each, a “Notice of Guaranteed Delivery” and, together with the applicable Offers to Purchase, the “Tender Offer Documents”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offers to Purchase.
All documentation relating to each of the Offers, including the Offers to Purchase and the Notices of Guaranteed Delivery, together with any updates, are available from the Information Agent and the Tender Agent (as defined below), as set forth below, and will also be available via the Offer Website: https://gbsc-usa.com/registration/athene. Holders are urged to contact the Information Agent and the Tender Agent for the relevant announcements relating to the Offers.

Series 2022-6 Tender Offer
Title of Security	CUSIP Number / ISIN	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
3.205% Senior Secured Medium-Term Notes due March 2027	04685A3L3/US04685A3L31 (144A) 04686E3S9/US04686E3S91 (Reg S)	$500,000,000	3.125% UST due 8/31/2027	PX1	185 bps

Series 2020-5 Tender Offer
Title of Security	CUSIP Number / ISIN	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
2.450% Senior Secured Medium-Term Notes due August 2027	04685A2P5/US04685A2P53 (144A) 04686E2S0/US04686E2R28 (Temporary Reg S) 04686E2R2/US04686E2R28 (Permanent Reg S)	$650,000,000	3.125% UST due 8/31/2027	PX1	185 bps

Timetable for the Offers

Date	Calendar Date and Time
Commencement of the Offers	September 6, 2022
Price Determination Dates	2:00 p.m., New York City time, on September 12, 2022, unless extended.
Withdrawal Times	5:00 p.m., New York City time, on September 12, 2022, unless extended.
Expiration Times	5:00 p.m., New York City time, on September 12, 2022, unless extended.
Settlement Dates	With respect to each Offer, the Settlement Date is expected to be September 13, 2022, which is the first business day after the Expiration Time, unless the Expiration Time is extended or the Offer is terminated earlier.
Guaranteed Delivery Times	With respect to each Offer, the Guaranteed Delivery Time is expected to be 5:00 p.m., New York City time, on September 14, 2022, which is the second business day after the Expiration Time, unless the Expiration Time is extended or the Offer is terminated earlier.
Guaranteed Delivery Settlement Dates	With respect to each Offer, the Guaranteed Delivery Settlement Date is expected to be September 15, 2022, which is the third business day after the Expiration Time, unless the Expiration Time is extended or the Offer is terminated earlier.

Purpose of the Offers
The purpose of the Series 2022-6 Offer is to acquire the Series 2022-6 Notes. The Issuer intends to utilize funds paid by Athene Annuity and Life Company (“AAIA”), as the provider of the Funding Agreement with respect to the Series 2022-6 Notes, to the Series Beneficial Owner of the Issuer to pay the consideration payable to purchase the Series 2022-6 Notes validly tendered and accepted for purchase in the Series 2022-6 Offer.
The purpose of the Series 2020-5 Offer is to acquire the Series 2020-5 Notes. The Issuer intends to utilize funds paid by Athene Annuity & Life Assurance Company (“AADE”), as the provider of the Funding Agreement with respect to the Series 2020-5 Notes, to the Series Beneficial Owner of the Issuer to pay the consideration payable to purchase the Series 2020-5 Notes validly tendered and accepted for purchase in the Series 2020-5 Offer.
Notes that are accepted in the Offers will be purchased, retired and cancelled by the Issuer and will no longer remain outstanding obligations of the Issuer. The Series 2022-6 Offer is not conditioned upon the Series 2020-5 Tender Offer and the Series 2020-5 Offer is not conditioned on the Series 2022-6 Offer.
Details of the Offer
Each Offer will expire at 5:00 p.m., New York City time, on September 12, 2022, unless such Offer is extended or earlier terminated (the “Expiration Time”). Tendered Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on September 12, 2022, or if an Offer is extended, the 10th business day after the commencement of such Offer (the “Withdrawal Time”), but not thereafter, except as required by applicable law as described in each of the Offers to Purchase. Notes tendered pursuant to the Offers may also be withdrawn at any time after the 60th business day after commencement of the Offers if for any reason the Offers have not been consummated within 60 business days of commencement.
To validly tender Notes held through DTC pursuant to the Offers, an Agent’s Message and any other required documents must be received by the Tender Agent at or prior to the Expiration Time or, if pursuant to the guaranteed delivery procedures, at or prior to 5:00 p.m., New York City time, on September 14, 2022 (the “Guaranteed Delivery Time”).
Upon the terms and subject to the conditions set forth in the Tender Offer Documents, Holders who (i) validly tender Notes at or prior to the Expiration Time (and do not validly withdraw such Notes at or prior to the Withdrawal Time) or (ii) deliver a properly completed and duly executed Notice of Guaranteed Delivery (or comply with ATOP procedures applicable to guaranteed delivery) and all other required documents at or prior to the Expiration Time and validly tender their Notes at or prior to the Guaranteed Delivery Time pursuant to the guaranteed delivery procedures, and, in each case, whose Notes are accepted for purchase by the Issuer, will receive the applicable Tender Offer Consideration for each $1,000 principal amount of Notes, which will be payable in cash. Subject to the terms and conditions of each applicable Offer being satisfied or waived, the Issuer will accept and pay for all validly tendered and not validly withdrawn Notes.

The Tender Offer Consideration payable for the Notes will be a price per $1,000 principal amount of Notes that is accepted for purchase equal to an amount determined in the manner described in each of the Offers to Purchase by reference to the applicable Fixed Spread for the Notes specified in each of the Offers to Purchase plus the yield to maturity on the U.S. Treasury Reference Security based on the applicable bid-side price of the U.S. Treasury Reference Security specified in each of the Offers to Purchase at 2:00 p.m., New York City time, on the Price Determination Date.
In addition to the applicable Tender Offer Consideration, Holders whose Notes are accepted for purchase by the Issuer will receive the accrued interest in respect of their Notes from the last interest payment date of the Notes to, but not including, the applicable Settlement Date. Interest on the Notes will cease to accrue on the Settlement Date for all Notes accepted in the Offers, including those tendered through the guaranteed delivery procedures.
Each of the Offers is subject to the satisfaction of certain conditions as more fully described under the heading “The Offer—Conditions to the Offer” in each of the Offers to Purchase. Subject to applicable law and limitations described in each of the Offers to Purchase, the applicable Issuer may waive any of the conditions in its sole discretion. The Issuer’s obligation to accept and pay for Notes validly tendered and not validly withdrawn is conditioned on the General Conditions having been satisfied.
For further details on the procedures for tendering the 2022-6 Notes and the 2020-5 Notes, please refer to the applicable Offer to Purchase, including the procedures set out under the heading “The Offer—Procedures for Tendering Notes” in each of the Offers to Purchase.
The Issuer has retained Deutsche Bank Securities Inc. (“Deutsche Bank”) and Morgan Stanley & Co. LLC (“Morgan Stanley”) to act as the Dealer Managers in connection with the Offers (the “Dealer Managers”). Questions regarding terms and conditions of the Offers should be directed to Deutsche Bank at 1 Columbus Circle, New York, New York 10019, Attention: Liability Management Group or at (212) 250-2955 (collect) or (866) 627-0391 (toll free); or to Morgan Stanley at 1585 Broadway, New York, New York 10036, Attention: Liability Management Group or at (212) 761-1057 (collect) or (800) 624-1808 (toll free).
Global Bondholder Services Corporation has been appointed as information agent and tender agent (the “Information Agent and Tender Agent”) in connection with the Offers. Questions or requests for assistance in connection with the Offers, or for additional copies of the Tender Offer Documents, may be directed to the Information Agent and Tender Agent at (212) 430-3774 for banks and brokers or (855) 654-2015 for holders (toll free), or via e-mail at contact@gbsc-usa.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers. The Tender Offer Documents can be accessed at the Offer Website: https://gbsc-usa.com/registration/athene.
With respect to each Offer, the Issuer reserves the right, in its sole discretion, not to purchase any of the Series 2022-6 Notes or the Series 2020-5 Notes, as applicable, or to extend, withdraw or terminate either or both of the Offers and to amend or waive any of the terms and conditions of either or both of the Offers in any manner, subject to applicable laws and regulations.
Holders of the 2022-6 Notes and the 2020-5 Notes are advised to read carefully the applicable Offer to Purchase for full details of and information on the procedures for participating in the applicable Offer.
Holders are advised to check with any bank, securities broker or other intermediary through which they hold the Notes when such intermediary would require to receive instructions from a Holder in order for that the Holder to be able to participate in the Offers before the deadlines specified above. The deadline set by any such intermediary may be earlier than the relevant deadlines specified above.
Disclaimer
This announcement must be read in conjunction with each of the Offers to Purchase. This announcement and the Offers to Purchase contain important information which should be read carefully before any decision is made with respect to the Offers. You are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in either of the Offers.
None of the Issuer, AAIA, AADE, the Dealer Managers, the Trustee, the Information Agent and Tender Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Notes in either of the Offers.
General
Neither this announcement nor the Offers to Purchase, or the electronic transmission thereof, as applicable, constitutes a solicitation for acceptance of the Offers. This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to sell any Notes or any other securities of the Issuer, AAIA, AADE or any of their respective subsidiaries or affiliates. Each of the Offers is being made solely pursuant to their respective Offers to Purchase. Neither of the Offers is being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of the Issuer by the Dealer Managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.
No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offers to Purchase or any material relating to AAIA, AADE or the Notes in any jurisdiction where action for that purpose is required. Accordingly, neither this announcement, the Offers to Purchase nor any other offering material or advertisements in connection with the Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction. Persons into whose possession this announcement or the Offers to Purchase come are required by the Issuer, the Dealer Managers and the Information Agent and Tender Agent to inform themselves about, and to observe, any such restrictions.
While the Issuer is not aware of any jurisdiction where the making of the Offers is not in compliance with applicable law, if the Issuer becomes aware of any such jurisdiction, the Issuer will make a good faith effort to comply with applicable law or seek to have such law declared inapplicable to the Offers. If, after such good faith effort, the Issuer cannot comply with any such law, the Offers will not be made to (nor will tenders be accepted from or on behalf of) Holders residing in such jurisdiction.
Each Holder participating in the Offers will give certain representations in respect of the jurisdictions referred to above and generally as set forth in the Offers to Purchase and related documents. Any tender of Notes pursuant to the Offers from a Holder that is unable to make these representations will not be accepted. Each of the Issuer, the Dealer Managers and the Information Agent and Tender Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Notes pursuant to the Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result the Issuer determines (for any reason) that such representation is not correct, such tender shall not be accepted.
Forward-Looking Statements
This press release contains, and certain oral statements made by Athene's representatives from time to time may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of Athene's management and the management of Athene's subsidiaries. Generally, forward-looking statements include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” "should," or “continues” or similar expressions. Forward-looking statements within this press release include, but are not limited to, statements regarding future growth prospects and financial performance. Factors that could cause actual results, events and developments to differ include, without limitation: the accuracy of Athene's assumptions and estimates; Athene's ability to maintain or improve financial strength ratings; Athene's ability to manage its business in a highly regulated industry; regulatory changes or actions; the impact of Athene's reinsurers failing to meet their assumed obligations; the impact of interest rate fluctuations; changes in the federal income tax laws and regulations; the accuracy of Athene's interpretation of the Tax Cuts and Jobs Act; litigation (including class action litigation), enforcement investigations or regulatory scrutiny; the performance of third parties; the loss of key personnel;

telecommunication, information technology and other operational systems failures; the continued availability of capital; new accounting rules or changes to existing accounting rules; general economic conditions; Athene's ability to protect its intellectual property; the ability to maintain or obtain approval of the Delaware Department of Insurance, the Iowa Insurance Division and other regulatory authorities as required for Athene's operations; the failure to realize the expected benefits from the merger with Apollo Global Management; and other factors discussed from time to time in Athene's filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2021, its quarterly report on Form 10-Q for the quarter ended March 31, 2022, its quarterly report on Form 10-Q for the quarter ended June 30, 2022, and its other SEC filings, which can be found at the SEC’s website www.sec.gov. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Athene does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.
About Athene
Athene, through its subsidiaries, is a leading financial services company specializing in retirement services with total assets of $234.3 billion as of June 30, 2022 and operations in the United States, Bermuda, and Canada. Athene specializes in helping its customers achieve financial security and is a solutions provider to institutions. Founded in 2009, Athene is Driven to Do More for our policyholders, business partners, shareholders, and the communities in which we work and live. For more information, please visit www.athene.com.

Contacts:
Investors
Alex Pelzar
+1 917 472 4186
apelzar@apollo.com

Media Contact
Kelly Woerdehoff
+1 515 342 5144
kwoerdehoff@athene.com